THE ADVISORS' INNER CIRCLE FUND
                              HGK FIXED INCOME FUND

                          ANNUAL REPORT TO SHAREHOLDERS
                             AS OF OCTOBER 31, 1997






                THIS INFORMATION MUST BE PRECEDED OR ACCOMPANIED
                 BY A CURRENT PROSPECTUS FOR THE FUND DESCRIBED.

              MANAGER'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

INVESTMENT OBJECTIVES

The HGK Fixed Income Fund seeks total return through current income and capital appreciation consistent with the preservation of capital. The Fund's goal is to outperform the Lehman Brothers Government/Corporate Index while taking less risk. HGK controls risk by maintaining a relatively duration-neutral posture versus the Index, while adding value through the overweighting of particular sectors or areas of the yield curve. The Fund invests primarily in U.S. Government securities, investment-grade corporate bonds, and asset-backed securities.

PERFORMANCE SUMMARY

The HGK Fixed Income Fund produced a total return for the year ending October 31, 1997 of 8.47% (net of fees) versus a total return of 8.81% for the Lehman Brothers Government/Corporate Index. The Fund currently has 13.3 million dollars in assets.

THE ROLLER COASTER RIDE IN THE BOND MARKET HAS CONTINUED. AS AN EXAMPLE OF THIS VOLATILITY IN INTEREST RATES, THE YIELD ON THE 10 YEAR U.S. TREASURY BOND IS AS
FOLLOWS:

                    10/31/96                         6.34%
                    1/1/97                           6.41%
                    4/14/97                          6.97%
                    6/30/97                          6.50%
                    9/30/97                          6.11%
                    10/31/97                         5.87%

As of October 31, 1997 the Net Asset Value (NAV) of the Fund was $10.53, up from $10.17 on April 30, 1997.

The recent turmoil in the Asian markets has fueled the U.S. Treasury market rally with a "flight to quality" trade. The U.S. markets are providing a safe haven for investors. The turmoil will have a major impact on many emerging market countries, and will slow U.S. exports. The direct hit to the U.S. growth from weaker exports will be relatively small. The recent events have dropped long-term rates approximately 50 basis points.

The U.S. Dollar's surge against Asian currencies introduces new disinflationary forces on top of dormant October PPI and the lowest CPI in a decade. These are valued reasons to be optimistic on inflation, although it is not the whole story. Among less favorable trends, most important is continued labor market tightening and its effect on wages.

HGK believes interest rates will remain range bound, and that a Fed rate hike will not happen until the turmoil in the Asian markets subsides, if then. Therefore, the Fund's duration will remain neutral to slightly long versus the benchmark. HGK will continue to overweight corporate bonds in the portfolio, perhaps even slightly increasing corporate exposure due to substantial spread widening in October. Due to improving fundamentals and credit trends in the corporate bond market, we perceive any weakness as a buying opportunity. The Fund will continue to rotate among different sectors of the market as relative value opportunities present themselves.

   COMPARISON OF CHANGE IN THE VALUE OF A $20,000 INVESTMENT IN THE HGK FIXED
           INCOME FUND, VERSUS THE LEHMAN GOVERNMENT/CORPORATE INDEX

                           ------------------------
                                 TOTAL RETURN1
                           ------------------------
                                         ANNUALIZED
                            ONE YEAR     INCEPTION
                             RETURN       TO DATE
                           ------------------------
                              8.47%        9.48%
                           ------------------------

                [LINE GRAPH OMITTED -- PLOT POINTS ARE AS FOLLOWS:]

                HGK Fixed Income Fund     Lehman Government/Corporate Index
     11/30/94           20,000                         20,000
     10/31/95           22,999                         23,273
     10/31/96           23,986                         24,528
     10/31/97           26,018                         26,689


     1These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Trustees of
HGK Fixed Income Fund of
The Advisors' Inner Circle Fund:

We have audited the accompanying statement of net assets of HGK Fixed Income Fund (the "Fund"), one of the funds constituting The Advisors' Inner Circle Fund, as of October 31, 1997, and the related statements of operations, changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of HGK Fixed Income Fund of The Advisors' Inner Circle Fund as of October 31, 1997, the results of its operations, changes in its net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP

Philadelphia, PA
December 12, 1997

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 1997

                                       Face       Market
                                      Amount       Value
HGK FIXED INCOME FUND                  (000)       (000)
---------------------------------------------------------
[Pie Chart Omitted]

Pie chart showing percentages of Portfolio Investments are as follows:

% of Total Fund Investments
Asset-Backed Securities 1%
Repurchase Agreements 1%
U.S. Gov't. Mortgage-Backed Securities 4%
U.S. Treasury Obligations 16%
U.S. Gov't. Agency Obligations 18%
Corporate Obligations 60%


CORPORATE OBLIGATIONS (59.2%)
AIR TRANSPORTATION (6.1%)
   Delta Air Lines
        9.750%, 05/15/21               $100      $  126
       10.375%, 12/15/22                400         530
   Federal Express Series 1996-A1
        7.850%, 01/30/15                147         158
                                                 ------
                                                    814
                                                 ------
AUTOMOTIVE (1.8%)
   Ford Motor
        7.700%, 05/15/97                225         242
                                                 ------
BANKS (6.4%)
   Banque Paribas
        6.875%, 03/01/09                600         598
   Peoples Bank
        7.200%, 12/01/06                 50          51
   PNC Funding
        6.875%, 07/15/07                200         203
                                                 ------
                                                    852
                                                 ------
BROADCASTING, NEWSPAPERS & ADVERTISING (10.1%)
   Tele-Communications
        8.650%, 09/15/04                225         246
        7.875%, 08/01/13                275         286
   Time Warner
        7.400%, 02/01/04                425         437
        9.125%, 01/15/13                325         377
                                                  -----
                                                  1,346
                                                  -----
FINANCIAL SERVICES (16.6%)
   Advanta
        6.450%, 10/30/00                300         300
   Banesto Finance
        7.500%, 03/25/07                450         476
   Countrywide Funding
        6.880%, 08/03/98                150         151
   J.P. Morgan
        6.700%, 11/01/07                250         252


                                        Face      Market
                                       Amount     Value
                                       (000)      (000)
--------------------------------------------------------
   Lehman Brothers
        6.500%, 10/01/02               $425      $  426
        7.200%, 08/15/09                100         104
   Paine Webber
        7.625%, 10/15/08                175         187
   United Dominion Realty Trust
        8.500%, 09/15/24                125         144
   Xerox Capital Trust
        8.000%, 02/01/27                175         188
                                                 ------
                                                  2,228
                                                 ------
FOOD, BEVERAGE & TOBACCO (3.8%)
   Philip Morris
        7.750%, 01/15/27                200         207
   RJR Nabisco
        8.750%, 07/15/07                275         295
                                                 ------
                                                    502
                                                 ------
FOREIGN GOVERNMENT (3.5%)
   Republic of Columbia
        7.625%, 02/15/07                500         468
                                                 ------
INSURANCE (1.2%)
   Delphi Funding LLC
        9.310%, 03/25/27                150         165
                                                 ------
MEDICAL PRODUCTS & SERVICES (2.4%)
   Columbia/HCA Healthcare
        7.150%, 03/30/04                125         126
        7.500%, 11/15/95                200         193
                                                 ------
                                                    319
                                                 ------
PETROLEUM & FUEL PRODUCTS (3.2%)
   Freeport-McMoran
        7.200%, 11/15/26                425         427
                                                 ------
PRINTING & PUBLISHING (4.1%)
   News America Holdings
        7.750%, 12/01/45                550         546
                                                 ------
TOTAL CORPORATE OBLIGATIONS
   (Cost $7,649)                                  7,909
                                                 ------

ASSET-BACKED SECURITIES (1.7%)
   Equicredit 1997-B
        6.415%, 03/15/12                225         226
                                                 ------
TOTAL ASSET-BACKED SECURITIES
   (Cost $225)                                      226
                                                 ------

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 1997
                                      Face       Market
                                     Amount      Value
HGK FIXED INCOME FUND (concluded)     (000)      (000)
-------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (17.9%)
   FHLMC
        6.850%, 04/10/00            $   350     $   352
   FNMA
        7.550%, 03/27/07                700         722
   FNMA MTN
        5.000%, 02/25/98                675         674
        5.670%, 01/25/01                500         495
        7.650%, 05/04/05                150         151
                                                -------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $2,367)                                  2,394
                                                -------

U.S. GOVERNMENT MORTGAGE-BACKED BONDS (3.8%)
   GNMA
        7.000%, 12/15/23                175         177
        8.000%, 07/15/24                320         333
                                                -------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED BONDS
   (Cost $501)                                      510
                                                -------

U.S. TREASURY OBLIGATIONS (15.6%)
   U.S. Treasury Notes
        6.000%, 05/31/98              1,000       1,003
        5.500%, 11/15/98                200         200
        5.000%, 01/31/99                250         248
        6.875%, 08/31/99                175         179
        5.875%, 11/15/99                350         351
        6.250%, 05/31/00                100         101
                                                -------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $2,077)                                  2,082
                                                -------

REPURCHASE AGREEMENT (0.2%)
   Lehman Brothers
     5.22%, dated 10/31/97, matures
     11/03/97, repurchase price
     $31,332 (collateralized by U.S.
     Treasury Bond, par value $25,817,
     8.00%, matures 11/15/21: market
     value $32,333)                      31          31
                                                -------
TOTAL REPURCHASE AGREEMENT
   (Cost $31)                                        31
                                                -------
TOTAL INVESTMENTS (98.4%)
   (Cost $12,850)                                13,152
                                                -------
OTHER ASSETS AND LIABILITIES, NET (1.6%)            219
                                                -------

                                                 Market
                                                  Value
                                                  (000)
-------------------------------------------------------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 1,269,766 outstanding
     shares of beneficial interest              $13,017
   Accumulated net realized gain
     on investments                                  52
   Net unrealized appreciation
     on investments                                 302
                                                -------
TOTAL NET ASSETS (100.0%)                       $13,371
                                                =======
   Net Asset Value, Offering and
     Redemption Price Per Share                  $10.53
                                                =======

FHLMC--FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MTN--MEDIUM TERM NOTE

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                                                            THE ADVISORS' INNER CIRCLE FUND

                                                                                                           HGK
                                                                                                      FIXED INCOME
                                                                                                          FUND
                                                                                                       -----------
                                                                                                        11/01/96
                                                                                                       TO 10/31/97
                                                                                                          (000)
------------------------------------------------------------------------------------------------------------------
Investment Income:
   Interest .................................................................................            $  901
------------------------------------------------------------------------------------------------------------------
     Total Investment Income.................................................................               901
------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees .................................................................                66
   Investment Advisory Fee Waiver ...........................................................               (66)
   Reimbursements by Advisor ................................................................               (19)
   Administrative Fees ......................................................................                75
   Custodian Fees ...........................................................................                 2
   Professional Fees ........................................................................                21
   Transfer Agent Fees ......................................................................                24
   Printing Fees ............................................................................                 7
   Trustee Fees .............................................................................                 7
   Registration Fees ........................................................................                 6
   Amortization of Deferred Organizational Costs .............................................                6
   Insurance and Other Fees ..................................................................                2
------------------------------------------------------------------------------------------------------------------
   Total Expenses ...........................................................................               131
------------------------------------------------------------------------------------------------------------------
       Net Investment Income ................................................................               770
------------------------------------------------------------------------------------------------------------------
   Net Realized Gain From Securities Sold ...................................................                69
   Net Unrealized Appreciation of Investment Securities .....................................               227
------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments ........................................               296
------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting From Operations .....................................            $1,066
==================================================================================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS                                                   THE ADVISORS' INNER CIRCLE FUND


                                                                                                     HGK
                                                                                                FIXED INCOME
                                                                                                    FUND
                                                                                         --------------------------
                                                                                          11/01/96       11/01/95
                                                                                         TO 10/31/97    TO 10/31/96
                                                                                            (000)          (000)
-------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income ..........................................................         $  770        $    688
   Net Realized Gain (Loss) on Securities Sold ....................................             69             (17)
   Net Unrealized Appreciation (Depreciation) of Investment Securities ............            227            (176)
-------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting From Operations..........................          1,066             495
-------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income ..........................................................           (770)           (688)
   Realized Capital Gains .........................................................             --            (417)
-------------------------------------------------------------------------------------------------------------------
     Total Distributions...........................................................           (770)         (1,105)
-------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares Issued ..................................................................          2,041           4,139
   Shares Issued in Lieu of Cash Distributions ....................................            764           1,095
   Shares Redeemed ................................................................         (2,245)         (2,529)
-------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets Derived From Capital Share Transactions ...............            560           2,705
-------------------------------------------------------------------------------------------------------------------
       Total Increase in Net Assets ...............................................            856           2,095
-------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period ............................................................         12,515          10,420
-------------------------------------------------------------------------------------------------------------------
   End of Period ..................................................................        $13,371         $12,515
-------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
   Issued .........................................................................            197             402
   Issued in Lieu of Cash Distributions ...........................................             74             106
   Redeemed .......................................................................           (218)           (249)
-------------------------------------------------------------------------------------------------------------------
   Net Increase in Share Transactions..............................................             53             259
===================================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                                                        THE ADVISORS' INNER CIRCLE FUND
For a Share Outstanding Throughout each Period



                                                                                                                   Ratio
         Net                Realized and                                 Net                Net                    of Net
        Asset                Unrealized  Distributions  Distributions   Asset              Assets      Ratio     Investment
        Value        Net      Gains or      from Net        From        Value               End     of Expenses    Income
      Beginning  Investment (Losses) on    Investment      Capital       End     Total   of Period   to Average  to Average
      of Period    Income    Securities      Income         Gains     of Period  Return    (000)     Net Assets  Net Assets
      ---------  ---------- ------------ -------------  ------------- ---------  ------  ---------- -----------  ----------
-----------------
HGK FIXED INCOME
-----------------
1997    $10.29      0.60       0.24          (0.60)          --         $10.53    8.47%   $13,371      1.00%       5.85%
1996    $10.88      0.61      (0.17)         (0.61)        (0.42)       $10.29    4.29%   $12,515      1.00%       5.92%
1995(1) $10.00      0.67       0.88          (0.67)          --         $10.88   16.07%*  $10,420      1.00%*      6.38%*


                                Ratio
             Ratio              of Net
          of Expenses         Investment
           to Average         Income to
           Net Assets        Average Net
           (Excluding    Assets (Excluding  Portfolio
           Waivers and       Waivers and    Turnover
         Reimbursements)   Reimbursements)    Rate
         --------------- ----------------- ----------

-----------------
HGK FIXED INCOME
-----------------
1997         1.64%           5.21%          256.52%
1996         1.51%           5.41%          264.02%
1995(1)      2.37%*          5.01%*         300.48%

Amounts designated as "--" are either $0 or have been rounded to $0.
  * Annualized
(1) The HGK Fixed Income Fund commenced operations on November 3, 1994.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                    THE ADVISORS' INNER CIRCLE FUND
October 31, 1997

1.  ORGANIZATION:
THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and a Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with nine portfolios, three of which have not commenced operations as of October 31, 1997. The financial statements herein are those of the HGK Fixed Income Fund (the "Fund"). The financial statements of the remaining portfolios are presented separately. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2.  SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of the significant accounting policies followed by the Fund.

   SECURITY VALUATION -- Investment securities of the Fund which are listed on a securities exchange for which market quotations are available are valued at the last quoted sales price for such securities on each business day, or, if there is no such reported sales price on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income. Securities for which quotations are not readily available are valued at fair value using methods determined in good faith by the Board of Trustees.

   FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

   SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period. Purchase discounts and premiums on securities held by the Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

   NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

   REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

   EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets.

   DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid to Shareholders monthly. Any net realized capital gains are distributed to Shareholders at least annually.

   Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in

NOTES TO FINANCIAL STATEMENTS                    THE ADVISORS' INNER CIRCLE FUND
October 31, 1997

   nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:
The Fund incurred organization costs of approximately $23,000. These costs have been capitalized and are being amortized on a straight line basis over a period of sixty months commencing with operations. Organization costs include legal fees of approximately $11,000 for organizational work performed by a law firm of which a trustee of the Trust is a partner and two officers of the Trust are partners. In the event any of the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of SEI Fund Resources (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. ADMINISTRATION,  SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:
The Trust and the Administrator are parties to an Administration Agreement dated November 14, 1991, as amended and restated on May 17, 1994, under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or .20% of the Fund's average daily net assets.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991 as amended and restated on August 8, 1994. The Distributor receives no fees for its distribution services under this agreement.

5.  INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:
The Trust and HGK Asset Management, Inc. (the "Adviser") are parties to an Investment Advisory Agreement dated August 15, 1994 under which the Adviser receives an annual fee equal to .50% of the Fund's average daily net assets. The Adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses to not more than 1.00% of the average daily net assets of the Fund. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are being paid on the basis of the net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

NOTES TO FINANCIAL STATEMENTS                    THE ADVISORS' INNER CIRCLE FUND
October 31, 1997

6.  INVESTMENT TRANSACTIONS:
The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended October 31, 1997 are as follows:

                                     HGK FIXED INCOME
                                        FUND (000)
                                     ----------------
Purchases
     Government ...................       $ 8,038
     Other ........................        25,442
Sales
     Government ...................       $ 8,281
     Other ........................        23,968

At October 31, 1997, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at October 31, 1997, are as follows:

                                     HGK FIXED INCOME
                                        FUND (000)
                                     ----------------
Aggregate gross unrealized
     appreciation ...................        $328
Aggregate gross unrealized
     depreciation ...................         (26)
                                         ------------
Net unrealized appreciation .........        $302
                                         ============

                             NOTICE TO SHAREHOLDERS
                                       OF
                         THE ADVISORS' INNER CIRCLE FUND
                                   (UNAUDITED)

For the shareholders that do not have a October 31, 1997 taxable year end, this notice is for informational purposes only. For shareholders with a October 31, 1997 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended October 31, 1997, the portfolio is designating long term capital gains, qualifying dividends and exempt interest income with regard to distributions paid during the year as follows:

                                 (A)                 (B)
                              LONG TERM           ORDINARY              (C)
                            CAPITAL GAIN           INCOME              TOTAL
                            DISTRIBUTIONS       DISTRIBUTIONS      DISTRIBUTIONS
           PORTFOLIO         (TAX BASIS)         (TAX BASIS)        (TAX BASIS)
           ---------        -------------       -------------      -------------
HGK Fixed Income Fund              0%                 100%              100%

                                 (D)                 (E)                (F)
                             QUALIFYING          TAX EXEMPT           FOREIGN
           PORTFOLIO        DIVIDENDS (1)         INTEREST          TAX CREDIT
           ---------        -------------       -------------      -------------
HGK Fixed Income Fund              0%                   0%                0%

-------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
* Items (A) and (B) are based on a percentage of the portfolio's total distributions.
** Items (D) and (E) are based on a percentage of ordinary income distributions of the portfolio.

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HGK-F-004-04